Exhibit 99.1

MARKETING AGENT SERVICES AGREEMENT

THIS AGREEMENT made this __ day of July, 2024, by and between Teucrium Trading, LLC a Delaware limited liability company (the “Adviser”), and PINE Distributors LLC, a Delaware limited liability company (the “Marketing Agent”).

WHEREAS, the Marketing Agent and Teucrium Commodity Trust (the “Trust”) have entered into a Marketing Agent Agreement dated as of ____________ (the “Marketing Agent Agreement”) whereby the Marketing Agent acts as the marketing agent of certain series of the Trust, as listed in Exhibit A to the Marketing Agent Agreement (the “Funds”); and

WHEREAS, the Adviser has agreed to compensate the Marketing Agent to the extent that the Funds are not authorized to so compensate the Marketing Agent;

NOW THEREFORE, the Adviser and the Marketing Agent hereby agree as follows:

1.         Services

Distributor will provide the Funds and the Adviser with the distribution support services set forth in the Distribution Agreement, which is attached hereto as Exhibit A.

2.         Compensation and Expenses

The Marketing Agent has agreed to provide the services set forth in the Marketing Agent Agreement, which is attached hereto as Exhibit A, and the Adviser has agreed to pay the Marketing Agent the compensation set forth in Exhibit B.

3.         Term and Termination

This Agreement will become effective upon the date first set forth above, will continue in effect throughout the term of the Marketing Agent Agreement, and will terminate automatically upon any termination of the Marketing Agent Agreement; provided, however, that, notwithstanding such termination of the Marketing Agent Agreement, the Adviser will continue to pay to Marketing Agent all fees and expenses to which Marketing Agent is entitled pursuant to the Marketing Agent Agreement for services performed through such termination date.

This Agreement may be terminated by the Adviser upon sixty (60) days’ written notice to the Marketing Agent in the event the Adviser no longer serves as investment adviser to the Funds; provided that prior to or on such termination date, the Adviser pay to Marketing Agent all compensation due as of such termination date.

4.         Limitation of Liability

The Marketing Agent shall not be liable to the Adviser for any action taken or omitted by it in the absence of bad faith, willful misfeasance, gross negligence or reckless disregard by it (or its agents or employees) of its obligations and duties under this Agreement or the Marketing Agent Agreement. The Adviser shall indemnify and hold harmless the Marketing Agent, its affiliates and each of their respective employees, agents, directors and officers from and against, any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges and reasonable counsel fees incurred in connection therewith (collectively, “Losses”) arising out of or related to the arrangement contemplated under this Agreement and/or the Marketing Agent Agreement, except to the extent that Losses result from the Marketing Agent’s bad faith, willful misfeasance, or gross negligence or its reckless disregard of its express obligations and duties hereunder and/or under the Marketing Agent Agreement. Upon the assertion of a claim for which the Adviser may be required to indemnify any indemnitee, the indemnitee must promptly notify the Adviser of such assertion and will keep the Adviser advised with respect to all developments concerning such claim.

5.         Notices

Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by email, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other):

(i) To the Marketing Agent:	(ii) To the Adviser:
PINE Distributors LLC Attn: Distribution Services 501 S. Cherry Street, Suite 610 Denver, CO 80246 Telephone: 720-651-8092 Email: bdcompliance@pineadvisorsolutions.com	Teucrium Trading, LLC Attn: Three Main Street, Suite 215 Burlington, VT 05401 Telephone: 802-540-0019 Email:

6.         Representations and Warranties

The Adviser represents and warrants the following:(i) this Agreement has been duly authorized by the Adviser and, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against it in accordance with its terms subject to bankruptcy, insolvency, reorganizations, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; (ii) the contractual advisory fees that the Adviser charges the Fund do not contain any component for the purpose of paying for fund distribution; and

The Marketing Agent represents and warrants the following:(i) it is a duly registered broker-dealer in good standing with FINRA, and shall immediately notify the Adviser should the foregoing no longer be true during the term of this Agreement; (ii)it is in material compliance with all laws, rules and regulations applicable to it, including but not limited to the rules and regulations promulgated by FINRA; (iii) this Agreement has been duly authorized by the Marketing Agent and, when executed and delivered, will constitute a legal, valid and binding obligation of the Marketing Agent, enforceable against the Marketing Agent in accordance with its terms subject to bankruptcy, insolvency, reorganizations, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

7.         Transfer Agent

The Marketing Agent and the Adviser agree that in the course of the Marketing Agent’s services that the Marketing Agent may need information from time to time from the transfer agent (“Transfer Agent”) as depicted below. The Adviser shall promptly notify the Marketing Agent in writing of any changes to the Transfer Agent or its contact information.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

8.         Assignment

This Agreement and the rights and duties hereunder shall not be assignable with respect to a Fund by either of the parties hereto except by the specific written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

9.         Governing Law

This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

10.         Confidentiality

During the term of this Agreement, the Marketing Agent and the Adviser may have access to confidential information relating to matters such as either party’s business, procedures, personnel, and clients. As used in this Agreement, “Confidential Information” means information belonging to the Marketing Agent or the Adviser which is of value to such party and the disclosure of which could result in a competitive or other disadvantage to the non-disclosing party, including, without limitation, financial information, business practices and policies, know-how, trade secrets, market or sales information or plans, customer lists, business plans, and all provisions of this Agreement. Confidential Information includes information developed by either party in the course of engaging in the activities provided for in this Agreement, unless: (i) the information is or becomes publicly known without breach of this Agreement, (ii) the information is disclosed to the other party by a third party not under an obligation confidentiality to the party whose Confidential Information is at issue of which the party receiving the information should reasonably be aware, or (iii) the information is independently developed by a party without reference to the other’s Confidential Information. Each party will protect the other’s Confidential Information with at least the same degree of care it uses with respect to its own Confidential Information, and will not use the other party’s Confidential Information other than in connection with its duties and obligations hereunder. Notwithstanding the foregoing, a party may disclose the other’s Confidential Information if (i) required by law, regulation or legal process or if requested by any regulatory agency with jurisdiction over the Marketing Agent, the Fund or the Adviser; (ii) it is advised by counsel that it may incur liability for failure to make such disclosure; or (iii) requested to by the other party; provided that in the event of (i) or (ii) the disclosing party shall give the other party reasonable prior notice of such disclosure to the extent reasonably practicable and shall reasonably cooperate with the other party (at such other party’s expense) in any efforts to prevent such disclosure.

In the event of any unauthorized use or disclosure by a party of any Confidential Information of the other party, the disclosing party shall promptly (i) notify the other party of the unauthorized use or disclosure; (ii) take all reasonable actions to limit the adverse effect on the other party of such unauthorized use or disclosure; and (iii) take all reasonable action to protect against a recurrence of the unauthorized use or disclosure.

11.         Miscellaneous

Paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

This Agreement constitutes the complete agreement of the parties hereto as to the subject matter covered by this Agreement, and supersedes all prior negotiations, understandings and agreements bearing upon the subject matter covered by this Agreement.

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain such part, term or provision.

This Agreement may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

No amendment to this Agreement shall be valid unless made in writing and executed by both parties hereto.

Invoices for fees and expenses due to Marketing Agent hereunder and as set forth in Exhibit B hereto shall be sent by Marketing Agent to the address furnished above in the Notices Section unless and until changed by Adviser (Adviser to provide reasonable advance notice of any change of billing address to Marketing Agent).

This Agreement has been negotiated and executed by the parties in English. In the event any translation of this Agreement is prepared for convenience or any other purpose, the provisions of the English version shall prevail.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

PINE DISTRIBUTORS LLC                           Teucrium Trading, LLC

By: _______________________________         By: _______________________________

Name:                                                      Name:

Date:                                                      Date:

EXHIBIT A

MARKETING AGENT AGREEMENT

This Marketing Agent Agreement (the “Agreement”) is effective this __ day of July 2024, and made by and between Teucrium Commodity Trust, a Delaware statutory Trust (the “Trust”) having its principal place of business at Three Main Street, Suite 215, Burlington VT 05401 and PINE Distributors LLC, a Delaware limited liability company (the “Distributor”).

RECITALS

WHEREAS, the Trust filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement for the Trust under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Trust intends to create and redeem shares of beneficial interest in one or more series of the Trust (the “Shares”) only in creation unit aggregations (“Creation Unit”) on a continuous basis, and list the Shares of each series on one or more national securities exchanges;

WHEREAS, Marketing Agent is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”);

WHEREAS, the Trust desires to retain Marketing Agent to provide certain services to the Trust with respect to the series listed on Exhibit A hereto; and

WHEREAS, Marketing Agent is willing to provide certain services for the Trust on the terms and conditions hereinafter set forth.

AGREEMENT

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.         Services

Marketing Agent agrees to serve as the marketing agent of the Trust on the terms and for the period set forth in this Agreement.

2.         Definitions

Wherever they are used herein, the following terms have the following respective meanings:

“Prospectus” means the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of one or more series of the Trust under the 1933 Act as each such Prospectus and Statement of Additional Information may be amended or supplemented and filed with the SEC from time to time;

“Registration Statement” means the registration statement for a particular Trust series most recently filed from time to time by the Trust with the SEC and effective under the 1933 Act, as such registration statement is amended by any amendments thereto at the time in effect;

All other capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Registration Statement and the Prospectus.

3.         Duties of Marketing Agent

Marketing Agent shall use commercially reasonable efforts to provide the following services to the Trust:

(a)         at the request of the Trust, Marketing Agent shall assist the Trust with facilitating Authorized Participant Agreements between and among Authorized Participants, the Trust, and the applicable Transfer Agent, for the creation and redemption of Creation Units of each series of the Trust;

(b)         at the request of the Trust, Marketing Agent shall assist the Trust with facilitating Authorized Participant Agreements between and among Authorized Participants, the Trust, and the applicable Transfer Agent, for the creation and redemption of Creation Units of each series of the Trust;

(c)         make available copies of the Prospectus to Authorized Participants who have purchased that series’ Creation Units in accordance with the Authorized Participant Agreements;

(d)         maintain copies of confirmations of Creation Unit creation and redemption order acceptances on a series-by-series basis and produce such copies upon reasonable request from the Trust;

(e)         make available copies of the Prospectus to Authorized Participants who have purchased that series’ Creation Units in accordance with the Authorized Participant Agreements;

(f)         maintain telephonic, electronic mail and/or access to direct computer communications links with the Trust’s transfer agent (“Transfer Agent”);

(g)         review and approve, prior to use, all Trust marketing materials submitted to Marketing Agent for review by the Trust (“Marketing Materials”) for compliance with applicable SEC and FINRA advertising rules, and file all such Marketing Materials required to be filed with FINRA.  Marketing Agent agrees to furnish to the Trust any comments provided by FINRA with respect to such Marketing Materials;

(h)         ensure that all direct requests by Authorized Participants for Prospectuses are fulfilled;

(i)         work with the Transfer Agent to review and approve orders placed by Authorized Participants and transmitted to the Transfer Agent. The Trust acknowledges that Marketing Agent shall not be obligated to approve any certain number of orders for Creation Units; and

(j)         the services furnished by Marketing Agent hereunder are not to be deemed exclusive and Marketing Agent shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

4.         Duties of the Trust

(a)         The Trust agrees to create, issue, and redeem Creation Units of series of the Trust in accordance with the procedures described in the applicable Prospectus. Upon reasonable notice to Marketing Agent, and in accordance with the procedures described in the applicable Prospectus, the Trust reserves the right to reject any order for Creation Units for the relevant series or to stop all receipts of such orders at any time.

(b)         The Trust shall deliver to Marketing Agent copies of the following documents: (i) the current Prospectus for each series of the Trust that has commenced operations; (ii) any relevant policies and procedures adopted by the Trust or its service providers that are applicable to the services provided by Marketing Agent; and (iii) any other documents, materials or information that Marketing Agent shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)         The Trust shall thereafter deliver to Marketing Agent as soon as is reasonably practical any and all amendments to the documents required to be delivered under this Section.

(d)         The Trust shall arrange to provide the listing exchanges with copies of Prospectuses, Statements of Additional Information, and product descriptions that are required to be provided by the Trust to purchasers in the secondary market.

(e)         The Trust will make it known that Prospectuses and Statements of Additional Information and product descriptions are available by making sure such disclosures are in all marketing and advertising materials prepared by the Trust.

5.         Representations, Warranties and Covenants of the Trust

(a)         The Trust hereby represents and warrants to Marketing Agent, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that: (i) it is duly organized and in good standing under the laws of its jurisdiction of organization;  (ii) this Agreement has been duly authorized, executed and delivered by the Trust and, when executed and delivered, will constitute a valid and legally binding obligation of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; (iii) it is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; (iv) the Trust’s Registration Statement and the Trust’s Prospectuses, and marketing and promotional literature have been prepared, in all material respects, in conformity with the applicable requirements of the 1933 Act and SEC rules and regulations; (vii) the Trust’s Registration Statement (including its statement of additional information) and Prospectuses do not and shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to Marketing Agent pursuant to this Agreement shall be true and correct in all material respects; and (viii) all marketing or promotional literature shall contain all statements required to be stated therein in accordance with the 1933 Act and SEC rules and regulations; and do not and shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;         (ix) all necessary approvals, authorizations, consents, or orders of or filings with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency have been or will be obtained by the Trust in connection with the issuance and sale of the Shares, including registration of the Shares under the 1933 Act, and any necessary qualification under the securities or blue-sky laws of the various jurisdictions in which the Shares are being offered.

(b)         The Trust shall reasonably cooperate in the efforts of the Marketing Agent in the provision of the services. In addition, the Trust shall keep Marketing Agent reasonably informed of its affairs as they relate to the Trust and shall provide to Marketing Agent from time-to-time copies of all information that Marketing Agent may reasonably request for use in connection with the provision of the Services.

6.         Representations, Warranties and Covenants of Marketing Agent

Marketing Agent hereby represents and warrants to the Trust, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that: (i) it is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder; (ii) this Agreement has been duly authorized, executed and delivered by Marketing Agent and, when executed and delivered, will constitute a valid and legally binding obligation of Marketing Agent, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; (iii) it is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; and (iv) it is registered as a broker-dealer under the 1934 Act and is a member in good standing of FINRA.

7.         Compensation

Marketing Agent shall be entitled to no compensation or reimbursement of expenses from the Trust for the services provided by Marketing Agent pursuant to this Agreement. Any such compensation or reimbursement of expenses shall be paid or reimbursed by a sponsor of the Trust pursuant to an Agreement between such sponsor and Marketing Agent.

8.         Indemnification

(a)         The Trust shall indemnify, defend and hold Marketing Agent, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled Marketing Agent within the meaning of Section 15 of the 1933 Act (collectively, the “Marketing Agent Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Marketing Agent Indemnitee may incur arising out of or relating to (i) the Trust’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (ii) the Trust’s failure to comply in all material respects with any applicable laws, rules or regulations; or (iii) any claim that the Prospectus, marketing literature and advertising materials or other information filed or made public by the Trust (as from time to time amended) includes or included an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading provided, however, that the Trust’s obligation to indemnify any of the Marketing Agent Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or any such advertising materials or marketing literature or other information filed or made public by the Trust in reliance upon and in conformity with information provided by Marketing Agent to the Trust, in writing, for use in such Prospectus or any such advertising materials or marketing literature.

(b)         Marketing Agent shall indemnify, defend and hold the Trust, its affiliates, and each of their respective directors, managers, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act (collectively, the “Trust Indemnitees”), free and harmless from and against any and all Losses that any Trust Indemnitee may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) Marketing Agent’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (ii) Marketing Agent’s failure to comply in all material respects with any applicable laws, rules, or regulations; or (iii) any claim that the Prospectus, marketing literature and advertising materials or other information filed or made public by the Trust (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust by Marketing Agent, in writing, for use in such Prospectus, marketing literature and advertising materials or other information filed or made public by the Trust.

(c)         In no case (i) is the indemnification provided by an indemnifying party to be deemed to protect against any liability the indemnified party would otherwise be subject to by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).

(d)         Failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by them. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.

(e)         No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 8(a) or 8(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This section 8 shall survive the termination of this Agreement.

9.         Limitations on Damages

With the exception for losses arising out of breaches of this Agreement’s confidentiality provision or arising out of a Party’s gross negligence, willful misconduct, or intentional wrongdoing, neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party.

10.         Force Majeure

Neither party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, which may include, without limitation, Acts of Nature (including fire, flood, earthquake, storm, hurricane or other natural disaster); action or inaction of civil or military authority; acts of foreign enemies; war; terrorism; riot; insurrection; sabotage; epidemics; labor disputes; civil commotion; or interruption, loss or malfunction of utilities, transportation, computer or communications capabilities, and the other party shall have no right to terminate this Agreement in such circumstances.

11.         Duration and Termination

(a)         This Agreement shall become effective as of the date first set forth above. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date hereof. Thereafter, if not terminated, this Agreement shall continue automatically in effect for successive one-year periods.

(b)         Notwithstanding the foregoing, this Agreement may be terminated, without the payment of any penalty, upon no less than sixty (60) days’ written notice by either party.

12.         Confidentiality

(a)         Definition of Confidential Information: "Confidential Information" shall encompass all non-public, proprietary, or secret information and data that one party ("Disclosing Party") provides to the other party ("Receiving Party"), which holds tangible or intangible value, and the unauthorized disclosure of which could inflict adverse effects or competitive disadvantages. Such information may pertain to, but not be limited to: business strategies, trade secrets, systems, operational procedures, manuals, products, contractual documents, personnel details, client data, financial details, intellectual property, technological developments, market and sales intel, customer databases, business plans, potential business ventures, and all information developed collaboratively during the Agreement, whether verbally, visually, electronically, or in written form.

(b)         Exceptions to Confidential Information: Information shall not be deemed Confidential Information if it: (i) becomes public knowledge without fault on the part of the Receiving Party; (ii) was in the possession of the Receiving Party without restriction in relation to disclosure before its receipt from the Disclosing Party; (iii) is independently developed by the Receiving Party without direct use of, or reference to, the Disclosing Party's Confidential Information; or (iv) is rightfully obtained from a third party not in a confidential relationship with the Disclosing Party and without similar restriction on disclosure.

(c)         Obligations of Non-Disclosure and Non-Use: Each party agrees to: (a) protect and preserve the confidential and proprietary nature of the Confidential Information of the other party with the same degree of care as it uses to protect its own confidential information, but in no event with less than a reasonable standard of care; (b) refrain from using Confidential Information of the other party for any purpose other than those expressly outlined within this Agreement; and (c) restrict disclosure of the Confidential Information to employees, agents, or third parties as necessary and only for the disclosed purpose, ensuring such entities are under similar non-disclosure obligations.

(d)         Regulatory Disclosure: If a Receiving Party becomes legally compelled to disclose any Confidential Information (through court order, governmental requirement, or any legal procedure), the Receiving Party shall, if permitted: (a) promptly notify the Disclosing Party, allowing it to seek a protective order or other appropriate remedy; and (b) disclose only the portion of Confidential Information that it is legally required to, ensuring that confidential status is asserted where applicable. Additionally, a Receiving Party may disclose Confidential Information of the Disclosing Party to a governmental agency or regulatory authority with jurisdiction over it in response to a routine examination by such regulatory (including self-regulatory) authority or governmental agency.

(e)         Duration of Confidentiality Obligation: Each Receiving Party shall maintain the confidentiality and refrain from use of the Confidential Information for a period of two years following the termination or expiration of this Agreement, unless a longer duration is stipulated by applicable law or agreed upon by both parties.

(f)         Return or Destruction of Confidential Information: Upon termination of this Agreement, or upon the Disclosing Party's written request, the Receiving Party shall promptly, at the Disclosing Party's discretion, return or destroy all copies of the Confidential Information and certify in writing its compliance with this provision. Notwithstanding the foregoing, a Receiving Party may retain copies of the Confidential Information to the extent required to comply with applicable legal, regulatory, or internal compliance requirements and/or that is stored as part of its routine data backup and archival processes. All such retained Confidential Information shall remain subject to this Confidentiality provision.

(g)         Information Security: Both parties shall implement and maintain commercially reasonable information security policies and procedures to safeguard the confidentiality, integrity, and accessibility of the Confidential Information, adhering to applicable data protection and privacy laws and regulations.

(h)         Remedies: Both parties acknowledge that any unauthorized disclosure or use of Confidential Information may cause irreparable harm to the Disclosing Party, for which monetary damages may be inadequate, and thus, the Disclosing Party may seek injunctive relief, in addition to any other rights and remedies it may have.

13.         Notice

Any notice required or permitted to be given hereunder by either party to the other shall be deemed sufficiently given if in writing and personally delivered or sent by electronic mail, or registered, certified or overnight mail, postage prepaid, addressed by the party giving such notice to the other party at the address furnished below unless and until modified by Marketing Agent or the Trust, as the case may be. Notice shall be given to each party at the following address, as amended from time to time:

(i) If to the Marketing Agent:	(ii) If to the Trust:
PINE Distributors LLC 501 S. Cherry Street, Suite 310 Denver, CO 80264 Attn: Distribution Services Telephone: 720-651-8092 Email: bdcompliance@pineadvisorsolutions.com	Teucrium Commodity Trust Attn: Three Main Street, Suite 215 Burlington, VT 05401 Telephone: 802-540-0019 Email:

14.         Transfer Agent

Marketing Agent and the Trust agree that in the course of Marketing Agent’s services that Marketing Agent may need information from time to time from the Transfer Agent (identified below). The Trust shall promptly notify Marketing Agent in writing of any changes to the Transfer Agent or its contact information.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

15.         Modifications

The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by Marketing Agent and the Trust.

16.         Governing Law

This Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

17.         Assignment

This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties’ representatives, successors, heirs, and permitted assigns, as applicable. A change in control shall not be construed to be an assignment.

18.         Survival

The provisions of Sections 8, 9, 12, 15, 18, 20 and 21 of this Agreement shall survive any termination of this Agreement.

19.         Anti-Money Laundering

Marketing Agent and Trust both represent and warrant to the other that it has, and shall maintain, an anti-money laundering program (“AML Program”) that, at a minimum, (i) designates a compliance officer to administer and oversee the AML Program, (ii) provides ongoing employee training, (iii) includes an independent audit function to test the effectiveness of the AML Program, (iv) establishes internal policies, procedures, and controls that are tailored to its particular business, (v) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, and (vi) allows for appropriate regulators to examine its anti-money laundering books and records.

20         Miscellaneous

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. This Agreement shall be construed as if drafted jointly by both Marketing Agent and the Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement. This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same document. Nothing herein contained shall prevent Marketing Agent from entering into similar distribution arrangements or from providing the services contemplated hereunder to other investment companies or investment vehicles. This Agreement has been negotiated and executed by the parties in English. In the event any translation of this Agreement is prepared for convenience or any other purpose, the provisions of the English version shall prevail.

21.         Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereto, and supersedes all prior communications, understandings and agreements relating to the subject matter hereof, whether oral or written.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

PINE Distributors LLC                                    Teucrium Commodity Trust

By: _______________________________         By: _______________________________

Title:                                                      Title:

Name:                                                      Name:

Date:                                                      Date:

EXHIBIT A

Teucrium Corn Fund [CORN]

Teucrium Wheat Fund [WEAT]

Teucrium Soybean Fund [SOYB]

Teucrium Sugar Fund [CANE]

Teucrium Agricultural Fund [TAGS]

EXHIBIT B

Compensation

MARKETING AGENT FEES

Underwriting and ETP Services Fees	'33 Act Only Funds
Base	$75,000
AUM	¾ basis point / 0.0075% of AUM

OUT-OF-POCKET EXPENSES

Reasonable out-of-pocket expenses incurred by the Marketing Agent in connection with the services provided pursuant to the Marketing Agent Agreement. Such expenses may include, without limitation, regulatory filing fees; marketing materials regulatory review fees; communications; postage and delivery service fees; bank fees; reproduction and record retention fees; travel, lodging and meals.

Notes:

Fees will be calculated and payable monthly.